SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): November 12, 2003

Charter Municipal Mortgage Acceptance Company

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or other Jurisdiction of Incorporation)

1-13237	13-3949418
(Commission File Number)	(IRS Employer Identification Number)

625 Madison Avenue, New York, NY 10022

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (212) 421-5333

Not Applicable

(Former Name or Former Address, if Changed Since Last Report

Item 7. Exhibits

99.1. Press Release of the Registrant, dated November 12, 2003

Item 12. Results of Operations and Financial Condition

On November 12, 2003, Charter Municipal Mortgage Acceptance Company (“CharterMac” or the “Company”) (AMEX: CHC) released a press release announcing its financial results for the third quarter ended September 30, 2003. A copy of this press release is attached to this Current Report as Exhibit 99.1 and incorporated herein by reference.

The information included in this Current Report, including the information included in Exhibit 99.1 attached hereto, is intended to be furnished pursuant to “Item 12. Disclosure of Results of Operations and Financial Condition” and not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (“Securities Act”) or the Exchange Act, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Charter Municipal Mortgage Acceptance Company (Registrant)

BY:	/S/ STUART J. BOESKY

Stuart J. Boesky President

November 12, 2003